Effective May 1, 2016, the sub-section entitled "Portfolio Manager(s)" under the main heading "Summary of Key Information" is restated in its entirety as follows:

Portfolio Manager(s)

Portfolio Manager	Since	Title
Filipe M.G. Benzinho	May 2016	Investment Officer of MFS
Daniel Ling	2009	Investment Officer of MFS
Marcus L. Smith	2001	Investment Officer of MFS

As of April 1, 2017, Marcus Smith will no longer be a portfolio manager of the fund.

Effective May 1, 2016, the sub-section entitled "Portfolio Manager(s)" under the main heading "Management of the Fund" is restated in its entirety as follows:

Portfolio Manager(s)
Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund’s SAI.

Portfolio Manager	Primary Role	Five Year History
Filipe M.G. Benzinho	Portfolio Manager	Employed in the investment area of MFS since 2009
Daniel Ling	Portfolio Manager	Employed in the investment area of MFS since 2006
Marcus L. Smith	Portfolio Manager	Employed in the investment area of MFS since 1994

As of April 1, 2017, Marcus Smith will no longer be a portfolio manager of the fund.

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